UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2012

PRESSTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17541	02-0415170

(Commission File Number)	(IRS Employer Identification No.)

10 Glenville Street
Greenwich, Connecticut	06831

(Address of Principal Executive Offices)	(Zip Code)

(203) 769-8056
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 31, 2012,  Presstek, Inc. (the “Company” or “Presstek”) was merged with and into AIP/Presstek Merger Corp., the assignee of MAI Merger Corp. (the “Purchaser”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of August 22, 2012, by and among the Company, AIP/Presstek Holdings LLC, the assignee of MAI Holdings, Inc., a Delaware corporation (“Parent”), and Purchaser.  Pursuant to the Merger Agreement, Purchaser acquired all of the outstanding shares of the Company for $0.50 per share in cash.  Prior to the effective time of the merger, MAI Holdings, Inc. and MAI Merger Corp. assigned their rights and obligations under the Merger Agreement to AIP/Presstek Holdings LLC and AIP/Presstek Merger Corp., respectively.

ITEM 3.01  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

In connection with the merger described in Item 1.01 above, the trading of the shares of common stock of the Company ceased trading on The Nasdaq Stock Market (“Nasdaq”).  On November 1, 2012, Nasdaq filed with the United States Securities and Exchange Commission a Form 25, Notification Of Removal From Listing And/Or Registration.  Pursuant to the Form 25, the shares of common stock of the Company should be removed from listing on Nasdaq ten (10) days after November 1, 2012.

ITEM 5.01  CHANGES IN CONTROL IN REGISTRANT.

The information set forth in Item 2.01 is incorporated herein by reference.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the effective time of the merger, all of the directors of the Company, other than Stanley E. Freimuth, ceased to be directors of the Company.   The directors of the Company are:  Stanley E. Freimuth, John Becker, Eric Baroyan, P.J. Desai and Richard Hoffman.

Officers of the Company are:
Stanley E. Freimuth: Chairman, President and CEO
Arnon Dror: VP, CFO and Treasurer
James R. Van Horn: VP, General Counsel and Secretary
Paul Bamatter: Vice President

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

At the effective time of the Merger, on the Closing Date, the certificate of incorporation and by-laws of the Company were amended and restated.

Copies of the amended and restated certificate of incorporation and amended and restated by-laws are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

3.1  Amended and Restated Certificate of Incorporation of the Company

3.2  Amended and Restated By-laws of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC. (Registrant)
Date: November 6, 2012	/s/ James R. Van Horn
James R. Van Horn Senior Vice President, Chief Administrative Officer, General Counsel and Secretary